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                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 7, 2001 included in The Bon-Ton Stores, Inc. Form 10-K for the year ended February 3, 2001 and to all references to our Firm included in this registration statement.



                                                 /s/ Arthur Andersen LLP

Philadelphia, PA
July 13, 2001